                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             SPARTAN MOTORS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             SPARTAN MOTORS, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                                   NOTICE OF

                          ANNUAL SHAREHOLDERS' MEETING

                                 TO BE HELD ON

                                  JUNE 8, 1995

                                      AND

                                PROXY STATEMENT







            1000 REYNOLDS RD., P.O. BOX 440, CHARLOTTE, MI  48813

                               TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

Proposal I - Election of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

Meetings of the Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

Security Ownership of Certain Beneficial Owners and Management  . . . . . . . . . . . . . . . . . .     7

Executive Officers of the Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

Committees of the Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9

Compensation Committee Report on  Executive Compensation  . . . . . . . . . . . . . . . . . . . . .     9

Executive Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

Employment Contracts, Termination of Employment, and Change-In-Control
 Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

Comparative Performance Analysis  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

Proposal II - Ratification of the Appointment of Independent Auditors . . . . . . . . . . . . . . .    15

Shareholder Proposals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15


                             LETTERHEAD LOGO - TOP





April 10, 1995


To Our Shareholders:

You are cordially invited to attend Spartan Motors, Inc. Annual Meeting of Shareholders on Thursday, June 8, 1995 at 5:30 p.m. Eastern Daylight Savings Time. The Annual Meeting will be held in the Plant IV building at Spartan Motors Corporate Headquarters located at 1549 Mikesell St., Charlotte, Michigan.

The purpose of the meeting will be to elect two directors, to ratify the appointment of the independent auditors for 1995, and to transact such other business as may properly come before the meeting or any adjournment thereof. This Annual Meeting also provides shareholders the opportunity to learn more about Spartan Motors, Inc.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy as quickly as possible. By returning the proxy promptly, you can help the corporation avoid the expense of duplicate proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum of outstanding shares is not present or represented by proxy. If you attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting. A report of the Annual Meeting will be included in the second quarter earnings report.

Sincerely,

/s/ George W. Sztykiel

George W. Sztykiel
Chairman, Board of Directors                                        P.O. Box 440
                                                               1000 REYNOLDS RD.
                                                             CHARLOTTE, MI 48813
                                                               TEL: 517-543-6400
                                                               FAX: 517-543-7727

                             LETTERHEAD LOGO - TOP



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on June 8, 1995

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Spartan Motors, Inc. will be held on Thursday, June 8, 1995 at 5:30 p.m., Eastern Daylight Savings Time, in the Plant IV building at Spartan Motors Corporate Headquarters located at 1549 Mikesell St., Charlotte, Michigan, for the following purposes:

        1. To elect two directors to serve until the Annual Meeting of Shareholders in 1998, and until their successors have been elected and qualified.

        2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for 1995.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Common shareholders of record on the books of the Corporation at the close of business on April 10, 1995, are entitled to vote at the Annual Meeting.

By order of the Board of Directors,

/s/ James R. Jenks

James R. Jenks
Secretary
April 10, 1995
Charlotte, Michigan
                                                                    P.O. BOX 440
                                                               1000 REYNOLDS RD.
                                                             CHARLOTTE, MI 48813
                                                               TEL: 517-543-6400
                                                               FAX: 517-543-7727

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                  June 8, 1995

              Information concerning Voting and Proxy Solicitation

General

The enclosed proxy is solicited on behalf of the Board of Directors of Spartan Motors, Inc. (the "Corporation") for use at the Annual Meeting (the "Meeting") of Shareholders to be held on Thursday, June 8, 1995 at 5:30 p.m., Eastern Daylight Savings Time, in the Plant IV building at Spartan Motors Corporate Headquarters located at 1549 Mikesell St., Charlotte, Michigan.

This Proxy Statement is being mailed to shareholders on or about April 25, 1995.

Voting, Solicitation and Record Date

The cost of this solicitation of Proxies will be born exclusively by the Corporation. Solicitations will be made primarily through the use of the U.S. Postal Service however, regular employees of the Corporation may solicit proxies personally, by telephone or telegram. Brokers and nominees will be requested to obtain voting instructions of beneficial owners of stock registered in their names.

The enclosed Proxy is for the use of Common Shareholders of record at the close of business on April 10, 1995. The Proxy is a means by which a shareholder may authorize the voting of owned shares at the shareholders' meeting. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by a Proxy.

Shares represented by Proxies received will be voted as specified by the Shareholders. Except as otherwise specified in the Proxy, shares will be voted for the election of the nominees for the directors named herein and to ratify the appointment of Deloitte & Touche LLP as the independent auditors for 1995.

The Corporation knows of no business which may be presented for consideration at the Annual Meeting other than that stated in the Notice of Annual Meeting. If any other business should properly come before the meeting, the persons named in the Proxy will have discretionary authority to vote in accordance with their best judgement. A Proxy may be revoked by the shareholder at any time prior to its use.

Stock Ownership

On March 15, 1995 there were outstanding 13,060,872 shares of common stock of the Corporation, each of which is entitled one vote at the 1995 Annual Meeting, as are any additional shares which were issued prior to the close of business on April 10, 1995.

                                  PROPOSAL  I

                             ELECTION OF DIRECTORS

The Board of Directors is presently set at seven (7) members pursuant to the provisions of the By-laws. If any nominee shall be unable to serve, proxies may be voted for another person designated by the Board of Directors. The Corporation has no reason to believe that any of the nominees will be unable to serve their terms.

The Board of Directors' nominees for election as Directors are listed below with a brief statement including their principal occupation and the length of term which they will serve.


                             NOMINEES FOR DIRECTOR

Nominee                     Age              Principal Occupation                    Director Since
- -------                     ---              --------------------                    --------------
Anthony G. Sommer           36     Executive Vice President and Chief Financial           1988
                                             Officer of the Corporation

                    3-YEAR TERM EXPIRING 1998 ANNUAL MEETING

         Mr. Anthony Sommer has been the Executive Vice-President and Chief Financial Officer of the Corporation since December 1992. Prior to that, Mr. Sommer was Corporate Secretary/Treasurer since June 1987 and from 1982 to 1987, he served as Controller for the Corporation. Before joining the Corporation in 1982, Mr. Sommer was employed by Frank G. Pawli & Co., as a staff accountant. Mr. Sommer graduated in 1981 from Michigan State University with a B.A. degree in Accounting.

Nominee                     Age              Principal Occupation                    Director Since
- -------                     ---              --------------------                    --------------
George Tesseris             63                     Attorney                                1984

                    3-YEAR TERM EXPIRING 1998 ANNUAL MEETING

         Mr. George Tesseris has been a practicing attorney with the law firm of Tesseris and Crown, P.C., since 1981. From 1972 to 1981, he was a partner in the law firm of Church, Wyble, Kritselis and Tesseris.

                       DIRECTORS SERVING UNEXPIRED TERMS

Name                     Age                  Principal Occupation                           Director Since
- ----                     ---                  --------------------                           --------------
George W. Sztykiel       65          Chairman of the Board and Chief Executive                   1975
                                           Officer of the Corporation

                    3-YEAR TERM EXPIRING 1996 ANNUAL MEETING

        Mr. George Sztykiel is a founder of the Corporation and has served as its Chairman of the Board and Chief Executive Officer since December 1992. He served as President and Director of the Corporation, since its incorporation in September 1975. From 1973 to 1975, Mr. Sztykiel was an employee of Diamond Reo Trucks, Inc., where he first held the position of Vice-President of Engineering and subsequently, Vice-President of Sales. From 1955 to 1973, Mr. Sztykiel held several engineering positions from Project Engineer of Dodge Truck Operations, Chrysler Corporation, to Assistant Chief Engineer Heavy Trucks, Chrysler Corporation. Mr. Sztykiel holds a B.S. degree in Mechanical Engineering from the University of London, England.

Name                     Age                  Principal Occupation                           Director Since
- ----                     ---                  --------------------                           --------------
William F. Foster        53              Vice President and Staff Engineer                       1978
                                                 of the Corporation

                    3-YEAR TERM EXPIRING 1996 ANNUAL MEETING

        Mr. William Foster is a founder of the Corporation and has served as Staff Engineer and Vice-President since 1976. From 1965 to 1975, he was employed by Diamond Reo Trucks, Inc., as a Designer Draftsman. Prior to 1965, Mr. Foster operated an auto service garage for three years and has been a firefighter since 1962.

Name                     Age                  Principal Occupation                           Director Since
- ----                     ---                  --------------------                           --------------
John E. Sztykiel         38            President and Chief Operating Officer                      1988
                                                 of the Corporation

                    3-YEAR TERM EXPIRING 1997 ANNUAL MEETING

        Mr. John Sztykiel has been the President and Chief Operating Officer of the Corporation since December 1992. From 1990 to 1992, he served as the Executive Vice-President of the Corporation and from 1989 to 1990, as Vice-President of Sales. From 1985 to 1989, Mr. Sztykiel was the Director of Marketing - Diversified Products Group for the Corporation. From 1980 to 1985, Mr. Sztykiel was employed by Eaton Corp. - Cutler Hammer Group as a District Sales Engineer and, from 1979 to 1980, was employed by Burroughs Corp. - Facsimile Group as a sales representative. Mr. Sztykiel graduated in 1979 from Michigan State University with a B.A. degree in Marketing.

                      DIRECTORS SERVING UNEXPIRED TERMS
                                 (CONTINUED)

Name                      Age             Principal Occupation                       Director Since
- ----                      ---             --------------------                       --------------
Charles E. Nihart         58               C.P.A. Consultant                              1984

                    3-YEAR TERM EXPIRING 1997 ANNUAL MEETING

        Mr. Charles Nihart established the certified public accounting firm of Nihart and Nihart, P.C., in 1972. The Lansing offices of Nihart and Nihart merged with Maner, Costerisan and Ellis, P.C., C.P.A. on January 1, 1989. Mr. Nihart is currently affiliated with the firm on a consulting basis. He is also the owner and president of AARO Rentals, Inc., Lansing, Michigan.

Name                      Age             Principal Occupation                       Director Since
- ----                      ---             --------------------                       --------------
Max A. Coon               60          President, Chairman of the Board and               1990
                                       Chief Executive Officer of Maxco, Inc.

                    3-YEAR TERM EXPIRING 1997 ANNUAL MEETING

        Mr. Max Coon has been the President, Chairman of the Board and Chief Executive Officer of Maxco, Inc., since 1971. From 1964 to 1971, he was a partner with the certified public accounting firm of Harris, Reames & Ambrose and from 1961 to 1964, served as a partner with the firm of Costerisan & Coon. From 1957 to 1961, he practiced public accounting with Haskins & Sells. Mr. Coon also currently serves as a director on the boards of Medar, Inc., and Midwest Bridge Corporation.





                       MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held seven (7) meetings during the calendar year ended December 31, 1994. All Directors attended seventy-five percent (75%) or more of the meetings of the Board of Directors with the exception of Max A. Coon who attended fifty-seven percent (57%) of the meetings.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each Director, by each named executive officer, by each person known by the Corporation to own beneficially more than five percent (5%) of such outstanding Common Stock, and by all Directors and Executive Officers as a group as of March 15, 1995.

                                                                                                 SHARES
                                      POSITION                           BENEFICIALLY        PERCENTAGE OF
BENEFICIAL OWNER                  WITH CORPORATION                        OWNED (1)           COMMON STOCK
- ----------------                  ----------------                        ---------           ------------
George W. Sztykiel           Chairman of the Board and
                             Chief Executive Officer                       1,316,110             9.9% (2)

John E. Sztykiel             President and
                             Chief Operating Officer                         157,213 (4)         1.2%

Anthony G. Sommer            Executive Vice-President and
                             Chief Financial Officer                          48,905              (3)

William F. Foster            Vice-President                                  967,172             7.3% (2)

Roger B. Burrows             Vice-President Sales and Marketing               11,500              (3)

William W. Courtney          Vice-President Production Operations             31,500              (3)

James R. Jenks               Secretary and Treasurer                          16,000              (3)

George Tesseris              Director                                         37,000              (3)

Charles E. Nihart            Director                                         21,750              (3)

Max A. Coon                  Director                                         15,750              (3)

All Directors and Executive Officers as a group
  (consisting of ten persons of whom eight own Common Stock)               2,622,900            19.7%


Notes:

(1) Includes shares held directly, as well as restricted stock and shares subject to options which are exercisable within 60 days as of March 15, 1995, granted under the Corporation's 1984 and 1994 Incentive Stock Option Plans and the Non-Qualified Stock Option Plan.
(2) Messrs. G. Sztykiel and W. Foster are located at 1000 Reynolds Road, Charlotte, Michigan, 48813.
(3) Less than 1%.
(4) This includes 84,000 shares of Common Stock owned by members of Mr. John Sztykiel's family.

                    EXECUTIVE OFFICERS OF THE CORPORATION

         The following table sets forth the Executive Officers of Spartan Motors, Inc. John E. Sztykiel, President, Chief Operating Officer, and a Director of the Corporation, is the son of George W. Sztykiel, Chairman of the Board, Chief Executive Officer, and a Director of the Corporation.

NAME                                     AGE                     TITLE
- ----                                     ---                     -----
George W. Sztykiel                        65                     Chairman of the Board, Chief Executive Officer, and Director


John E. Sztykiel                          38                     President, Chief Operating Officer, and Director


Anthony G. Sommer                         36                     Executive Vice-President, Chief Financial Officer, and Director


William F. Foster                         53                     Vice-President and Director


Roger B. Burrows                          47                     Vice-President Sales and Marketing


William W. Courtney                       48                     Vice-President Production Operations


James R. Jenks                            35                     Secretary and Treasurer

         The business experience of George Sztykiel, John Sztykiel, Anthony Sommer, and William Foster is set forth on pages 4 and 5 of this Notice of Annual Shareholders' Meeting and Proxy Statement. The business experience of the remaining officers is presented below.

         Mr. Roger B. Burrows was promoted to Vice President of Sales and Marketing on January 4, 1995 after serving as Director of Marketing, Sales and Service since August of 1993. Mr. Burrows spent 23 years at General Motors, serving as National Accounts Sales Manager prior to joining Spartan Motors. He has also been with the Michigan Army National Guard since 1969 and currently holds the position of Colonel. Mr. Burrows received his Bachelor of Business Administration from Western Michigan University in 1969.

         Mr. William W. Courtney was promoted to Vice President of Production Operations on October 3, 1994 after serving as Director of Manufacturing since 1991. Mr. Courtney joined Spartan as Plant Manager in 1986 and in 1989 was promoted to Director of Production Operations. Prior to joining Spartan he served as Plant Manager, then General Manager, of Challenger Wrecker Mfg. Co. in Elkhart, Indiana from 1984 through 1986. From 1974 to 1984 Mr. Courtney was with Allis Chalmers Corp. and held several positions including foreman, Supervisor, Superintendent and Production Control Manager. Prior to Allis Chalmers he was with T.S.C. Stores as a Retail Agricultural Store Manager.

         Mr. James R. Jenks, CPA, has been the Secretary/Treasurer of the Corporation since December 1992. From 1988 to 1992, Mr. Jenks served as Controller for the Corporation and from 1986 to 1988, practiced public accounting with Touche Ross & Co. Mr. Jenks graduated from Michigan State University with a B.A. degree in Accounting in 1986. From 1982 to 1985, he was employed by Vandervoort Sporting Goods, Inc., as an assistant controller.

                      COMMITTEES OF THE BOARD OF DIRECTORS


         The Corporation's Board of Directors has an Audit Committee and a Compensation Committee. The members of each committee are appointed by the Board of Directors. Directors serve on the committees as indicated in the following paragraphs.

         AUDIT COMMITTEE. The Corporation's Audit Committee is comprised of three non-employee directors: M. Coon, (Chairman), C. Nihart, and G. Tesseris. The Audit Committee met once during the year ended December 31, 1994, and all members were present. The Committee is responsible for reviewing the general scope and results of the Corporation's annual audit, the fee charged by the independent accountants and other matters relating to the internal control systems. In addition, the Audit Committee has the responsibility of reviewing any non-audit services and special engagements to be performed by the independent auditors.

         COMPENSATION COMMITTEE. The Compensation Committee is comprised of directors G. Tesseris, (Chairman), C. Nihart, and M. Coon. The Compensation Committee determines the cash and other incentive compensation, if any, to be paid to the Corporation's executive officers. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding stock options awarded under the 1994 Incentive Stock Option Plan and the Non-Qualified Stock Option Plan. The Compensation Committee determines the key employees to whom options will be granted, the number of shares covered by each option, the exercise price and other matters. This Committee met three times during 1994 and all Committee members attended all meetings, except Max
A. Coon who attended two of the three meetings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The following report describes the Corporation's executive officer compensation philosophy and programs, and the basis on which 1994 compensation decisions were made by the Compensation Committee with respect to the executive officers of the Corporation, including the named executive officers. The named executive officers of the Corporation for the year ended December 31, 1994, are George W. Sztykiel, the Corporation's Chairman of the Board and Chief Executive Officer, John E. Sztykiel, President and Chief Operating Officer, Anthony G. Sommer, Executive Vice-President and Chief Financial Officer, William W. Courtney, Vice-President Production Operations, and James R. Jenks, Secretary and Treasurer.

COMPENSATION PHILOSOPHY

         The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Corporation's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Corporation in attracting and retaining qualified management. Management compensation is intended to be set at levels that the Compensation Committee believes are consistent with others in the Corporation's industry. The Compensation Committee endorses the position that equity ownership by management is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

(Continued on page 10)

BASE SALARIES

         Base salaries for new executive management employees are determined initially by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the custom chassis industry.

         Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Corporation, the performance of the executive, and any increased responsibilities assumed by the executive. Salary adjustments are determined and normally made on a 12 month cycle.

ANNUAL BONUSES

         The Corporation has an existing incentive bonus program in which members of management are selected by the Compensation Committee to participate. The amounts distributed are determined based upon a combination of the level of achievement by the Corporation of its strategic and operating goals and the level of achievement of individual objectives by participants.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Specifically with regard to the compensation of Mr. George Sztykiel, the Corporation's Chairman of the Board and Chief Executive Officer during the year ended December 31, 1994, the Compensation Committee undertook the same evaluation set forth above with respect to executives.

STOCK OPTIONS

         The Corporation has an incentive stock option plan covering shares of common stock. Shares reserved for options under this plan total 2,000,000. Options are exercisable for a period of ten years from the grant date. The exercise price for options is equal to the market price at the date of the grant. Options granted to an owner of more than 10 percent of issued stock can be exercised for only five years at a price equal to 110 percent of market price.

         The Corporation also has a non-qualified stock option plan for certain employees and directors. Shares reserved for options under this plan total 900,000. The options are exercisable for a period of ten years from the grant date. The exercise price for options is equal to the market price at the date of grant.

         The foregoing compensation report has been furnished by the Compensation Committee of the Board of Directors, G. Tesseris, (Chairman), C. Nihart and M. Coon. Following this report is more detailed information concerning the foregoing programs. The Compensation Committee welcomes written comment from the Corporation's shareholders concerning these programs.
Comments should be marked "personal and confidential" and addressed to The Compensation Committee of the Board of Directors, Spartan Motors, Inc., 1000 Reynolds Rd., Charlotte, MI 48813.

                            EXECUTIVE COMPENSATION

         The following table discloses compensation received by the named executive officers during the last three years ended December 31, 1994.

                          SUMMARY COMPENSATION TABLE

                                                                               Long-Term
                                                        Annual                Compensation
                                                      Compensation               Awards
                                                 -----------------------      ------------
                                                                                              All
                                                                               Securities    Other
                                                 Salary           Bonus        Underlying   Compen-
Name & Principal                                  ($)              ($)          Options      sation
Position                    Year                  (1)              (2)          (#) (3)     ($) (4)
- --------                    ----                 ------         --------      -----------   --------
George W. Sztykiel          1994                  74,502          72,165         12,500       2,710
  Chairman of the Board     1993                  76,378          85,715         12,500       2,955
  Chief Executive Officer   1992                  84,700         119,312          7,895       3,207

John E. Sztykiel            1994                  86,636         103,787         15,000       3,257
  President                 1993                  79,189         116,850         15,000       3,020
  Chief Operating Officer   1992                  62,880          91,725          7,895       2,331

Anthony G. Sommer           1994                  65,711          85,513         12,500       2,431
  Executive Vice President  1993                  60,662          94,358         12,500       2,282
  Chief Financial Officer   1992                  53,244          78,406          7,500       1,953

William W, Courtney         1994                  50,613          70,312          7,500       1,996
  Vice-President            1993                  46,956          79,509          7,500       1,894
  Production Operations     1992                  44,709          66,771          5,000       1,775

James R. Jenks              1994                  54,138          60,560          7,500       2,119
  Secretary/Treasurer       1993                  49,493          59,436          7,500       1,977
                            1992                  41,909          40,842          4,500       1,646


(1)     Directors' fees of $1,000 per quarter have been included in the table.
(2) The amounts shown in this column include payments under the Corporation's 10% Quarterly Bonus in which all employees of the Corporation participate.
(3) Stock options granted for the year 1992 have been adjusted to reflect the three for two split of the Corporation's common stock effective June 30, 1993.
(4) Consists solely of the Corporation's contribution to its profit sharing plan for the individuals listed.

                      Stock Options Granted in Fiscal 1994

        The following table provides information on stock options granted to the named executive officers during the year ended December 31, 1994.


                                Individual Grants
- --------------------------------------------------------------------------------

                                      % of
                                     Total
                     Number of      Options
                     Securities     Granted                                                 Potential Realizable
                     Underlying       to                                                      Value at Assumed
                      Options      Employees      Exercise                                  Annual Rates of Stock
                      Granted       in Fiscal       Price                                  Price Appreciation for
Name                    #(1)        Year(2)       ($/Share)   Expiration Date(3)                 Option Term
- -----                   ----       ---------      ---------  --------------------          ----------------------
                                                                                           5% ($)         10% ($)
                                                                                           ------         -------
George W. Sztykiel    12,500          3.7%         14.58        Dec. 31, 1999               29,125          84,500

John E. Sztykiel      15,000          4.5%         13.25        Dec. 31, 2004              124,950         316,800

Anthony G. Sommer     12,500          3.7%         13.25        Dec. 31, 2004              104,125         264,000

William W. Courtney    7,500          2.2%         13.25        Dec. 31, 2004               62,475         158,400

James R. Jenks         7,500          2.2%         13.25        Dec. 31, 2004               62,475         158,400

(1) These options were granted on December 31, 1994, pursuant to the Corporation's 1994 Incentive Stock Option Plan. The exercise price for these options is equal to the market price at the date of grant except for options granted to George Sztykiel, which are at 110% of the market price at the date of grant.

(2) The Corporation granted options representing 334,350 shares to employees in fiscal 1994.

(3) The options were granted for a term of ten years, except for options granted to George Sztykiel, which have a term of five years. All options are subject to earlier termination in certain events related to termination of employment.

   AGGREGATED OPTIONS EXERCISED DURING 1994 AND YEAR END OPTION VALUE TABLE

        The following table provides information on options exercised during 1994 by the named executive officers and the value of such officers' unexercised options at December 31, 1994.

                                                              Number of
                                                             Securities                      Value of
                                                             Underlying                   Unexercised
                                                            Unexercised                    In-the-money
                                                             Options at                    Options at
                          Shares                            Dec. 31, 1994                 Dec. 31, 1994
                         Acquired                                (#)                        ($ ) (1)
                            on          Value               -------------                 -------------
                         Exercise     Realized          Exer-       Unexer-           Exer-          Unexer-
  Name                     (#)           ($)           cisable       cisable         cisable         cisable
- --------                 --------       --------       -------       -------         -------         -------
George W. Sztykiel
  Qualified Plan           None           N/A          33,005         11,140             None            None

John E. Sztykiel
  Qualified Plan           None           N/A          32,095         16,300           12,969           1,875

Anthony G. Sommer
  Qualified Plan           None           N/A          28,860         11,140           10,746           1,393

William W. Courtney
  Qualified Plan           None           N/A          29,335            665           11,430              83

James R. Jenks
  Qualified Plan           None           N/A          14,335            665              854              83

(1) On December 30, 1994, the closing market price of the Corporation's common stock on The Nasdaq Stock Market (NASDAQ) was $13.375. The numbers shown reflect the value of options at December 30, 1994.


              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

        Spartan Motors, Inc., does not have any employment contracts between itself and the named executive officers. The Corporation does not have a compensatory plan in excess of $100,000 relating to resignation, termination or change-in-control of any of the named executive officers.

                       COMPARATIVE PERFORMANCE ANALYSIS

        The Securities and Exchange Commission requires the Corporation to present a chart comparing the cumulative total shareholder return on its common stock with the cumulative total shareholder return of (i) a broad equity market index, and (ii) a published industry index or peer group. The Center for Research in Security Prices (CRSP) at the University of Chicago has developed historical total return indexes for the NASDAQ Stock Market. The Corporation will use these indexes in this comparative performance analysis.

        The following chart compares the Corporation's common stock with (i) the CRSP Total Return Index for the NASDAQ Stock Market (US) and (ii) the CRSP Total Return Index for NASDAQ Trucking & Transportation Stocks, and assumes an investment of $100 on December 31, 1989, in the Corporation's common stock, the stocks comprising the CRSP NASDAQ Index and the stocks of the CRSP NASDAQ Trucking & Transportation Index.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG SPARTAN MOTORS, INC., CRSP NASDAQ INDEX (US), AND CRSP NASDAQ TRUCKING & TRANSPORTATION INDEX**

                         1989          1990          1991           1992           1993           1994
SPARTAN MOT              $100           101           746            965          1,007            795
NASDAQ                   $100            85           136            159            181            177
NASDAQ T&T               $100            78           113            138            168            152





*  TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS
** FISCAL YEARS ENDED DECEMBER 31

                                  PROPOSAL II

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Deloitte & Touche LLP has served as independent auditors of the Corporation for the last eleven years. It is believed that the experience Deloitte & Touche LLP has acquired remains very valuable to the Corporation. For the year 1994, Deloitte & Touche LLP has performed professional services in connection with the audit of the consolidated financial statements of the Corporation, review of quarterly reports and filings with the Securities and Exchange Commission and other agencies. Representatives of Deloitte & Touche LLP will be present at the annual meeting and will be available to respond to appropriate questions.

Each year the Board of Directors reviews and approves in advance the estimated audit fees, the scope of the annual audit and other recurring services. Any actual expenses equal to or greater than the estimated fees are reviewed by the Board of Directors on an individual basis.

                             SHAREHOLDER PROPOSALS

Proposals of security holders intended to be presented at the 1996 annual meeting of shareholders must be received no later than December 26, 1995, for inclusion in the proxy statement and proxy for that meeting.


                                            By order of the Board of Directors,

                                            /s/ James R. Jenks

                                            James R. Jenks, Secretary

                                            Dated, April 10, 1995

            1000 REYNOLDS RD., P.O. BOX 440, CHARLOTTE, MI  48813

                             SPARTAN MOTORS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

          PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 8, 1995

        The undersigned hereby constitutes and appoints George W. Sztykiel and William F. Foster, or each of them, proxies with full power of substitution and each of them is hereby authorized to represent the undersigned and to vote all shares of the Corporation held by the undersigned at the Annual Meeting of Shareholders to be held at Spartan Motors, Inc., 1549 Mikesell Street, Charlotte, MI on Thursday, June 8, 1995 at 5:30 P.M. EDST or at any adjournment thereof, on the matters set forth as follows:

                 (CONTINUED AND TO BE SIGNED ON THE REVERSE)


- --------------------------------------------------------------------------------

/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                FOR   WITHHELD     NOMINEES: Anthony G. Sommer                                                  FOR  AGAINST ABSTAIN
1. Election of / /     / /                   George Tasseris       2. Ratification of the appointment of        / /    / /    / /
   Directors                                                          Deloitte & Touche LLP as independent
   to a Three Year term:                                              public accountants for 1995.

For, except vote withheld from the following                       3. In their discretion, upon such other matters as may properly
nominee(s):                                                           come before the meeting.

- --------------------------------------------

                                                  THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
                                                  DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTIONS MADE
                                                  THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                  PLEASE MARK, SIGN, DATE AND RETURN PROXY PROMPTLY USING THE
                                                  ENCLOSED ENVELOPE.


SIGNATURE(S)                                                                                 DATE                           , 1995
            -------------------------------------------------------------------------------       -------------------------
NOTE:  Please print and sign exactly as name appears hereon on your Stock Certificate. When shares are held by joint tenants, both should each sign. When signing as an attorney, executor, trustee or guardian, give the full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership, please sign in partnership name by authorized person.
